                                                                  EXHIBIT (A)(2)
                    NOTE CONSENT AND LETTER OF TRANSMITTAL

                   TO EXCHANGE AND TO CONSENT IN RESPECT OF
                     7 1/8% CONVERTIBLE SUBORDINATED NOTES
                     DUE OCTOBER 15, 2001 (THE "NOTES") OF

                           TRIKON TECHNOLOGIES, INC.

                       PURSUANT TO THE OFFERING CIRCULAR
                            DATED APRIL 14, 1998 OF

                           TRIKON TECHNOLOGIES, INC.
                                (THE "COMPANY")

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MAY 11, 1998, UNLESS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION (SUCH TIME AND DATE, AS EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                                      TO:
            U.S. TRUST COMPANY OF CALIFORNIA, N.A., EXCHANGE AGENT

    By Mail via the         By Overnight Courier or            By Hand:
   enclosed envelope:            Express Mail:

 U.S. Trust Company of       U.S. Trust Company of      U.S. Trust Company of
    California, N.A.           California, N.A.            California, N.A.
c/o United States Trust     c/o United States Trust    c/o United States Trust
  Company of New York         Company of New York        Company of New York
  P.O. Box 841, Peter      770 Broadway, 13th Floor      111 Broadway, Lower
     Cooper Station           New York, NY 10003                Level
New York, NY 10276-0841      Attn: Corporate Trust        New York, NY 10006
 Attn: Corporate Trust        and Agency Services       Attn: Corporate Trust
  and Agency Services                                    and Agency Services

             By Facsimile:                          Phone Number:


            (212) 420-6155                         (800) 225-2398


  DELIVERY OF THIS NOTE CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  The instructions accompanying this Note Consent and Letter of Transmittal should be read carefully before this Note Consent and Letter of Transmittal is completed. Except as otherwise provided herein, all signatures on this Note Consent and Letter of Transmittal must be guaranteed in accordance with the procedures set forth herein. See Instruction 1.

  HOLDERS WHO WISH TO TENDER THEIR NOTES MUST, AT A MINIMUM, COMPLETE COLUMNS
(1) THROUGH (3) IN THE BOX HEREIN ENTITLED "DESCRIPTION OF NOTES TENDERED" AND SIGN IN THE APPROPRIATE BOX BELOW. IF ONLY THOSE COLUMNS ARE COMPLETED, THE HOLDER WILL BE DEEMED TO HAVE TENDERED ALL THE NOTES, LISTED IN THE TABLE. IF A HOLDER WISHES TO TENDER LESS THAN ALL OF SUCH NOTES, COLUMN (4) MUST BE COMPLETED IN FULL, AND SUCH HOLDER SHOULD REFER TO INSTRUCTION 5.

                         DESCRIPTION OF NOTES TENDERED
-------------------------------------------------------------------------------

                                                                                 PRINCIPAL AMOUNT
       NAME(S) AND ADDRESS(ES) OF HOLDER(S)                                        TENDERED (IF
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                  TOTAL PRINCIPAL       LESS
               APPEAR(S) ON NOTES)               NOTE NUMBER(S)* AMOUNT OF NOTES   THAN ALL)**
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  TOTAL:

-------------------------------------------------------------------------------
 * Need not be completed by holders tendering by book-entry transfer (see below).
 ** Completion of column (3) will constitute the tender by you of all Notes delivered unless otherwise specified in column (4). See Instruction 5.

   A tendering holder is required to consent to the Proposals with respect to the principal amount of Notes tendered by such holders.

  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE NOTE EXCHANGE CONSIDERATION PURSUANT TO THE NOTE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

  This Note Consent and Letter of Transmittal is to be used only if 7 1/8% Convertible Subordinated Notes due October 15, 2001 (the "Notes") of the Company are to be physically delivered to the Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedures set forth in the Offering Circular of the Company dated April 14, 1998 (as the same may be amended or supplemented from time to time, the "Offering Circular") under the heading "The Exchange Offer-- Procedures for Tendering Notes--Book-Entry Transfer." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

  Holders whose Notes are not immediately available or who cannot deliver their Notes and all other required documents to the Exchange Agent, or who cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may nevertheless tender their Notes in accordance with the guaranteed delivery procedures set forth in the Offering Circular under the heading "The Exchange Offer--Procedures for Tendering Notes--Guaranteed Delivery." See Instruction 2.

  All capitalized terms used herein and not otherwise defined herein are used herein with the meanings ascribed to them in the Offering Circular.

                                TENDER OF NOTES
-------------------------------------------------------------------------------
 [_]CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE EXCHANGE AGENT'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: ___________________________________________

   Account Number: __________________________________________________________

   Transaction Code Number: _________________________________________________

 [_]CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s): _________________________________________

   Window Ticket No. (if any): ______________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ______________________

   Name of Institution which Guaranteed Delivery: ___________________________

   Account Number: __________________________________________________________

   Transaction Code Number: _________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  By execution hereof, the undersigned hereby acknowledges he has received and reviewed the Offering Circular and this Note Consent and Letter of Transmittal relating to the Company's offer to exchange (the "Note Exchange Offer") each outstanding $1,000 principal amount of the Notes into (i) 262.7339 shares of the Company's Common Stock, no par value per share (the "Common Stock"), (ii)
34.7826 shares of the Company's Series H Preferred Stock, $10 stated amount per share (the "Series H Preferred Stock"), and (iii) .3393 shares of the Company's Series I Junior Participating Preferred Stock, no par value per share (the "Series I Preferred Stock") (collectively, referred to as the "Note Exchange Consideration"), and otherwise upon the terms and subject to the conditions set forth in the Offering Circular. The undersigned hereby acknowledges that the undersigned will not be entitled to any payment in respect of accrued and unpaid interest on the Notes tendered herewith and accepted pursuant to the Note Exchange Offer.

  Upon the terms and subject to the conditions of the Note Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Notes indicated above. The undersigned understands that the obligation of the Company to consummate the Note Exchange Offer is subject to several conditions as set forth in the Offering Circular under "The Exchange Offer--Conditions to the Exchange Offer."

  The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written consent to the Proposals with respect to the principal amount of Notes tendered indicated in the table above entitled "Description of Notes Tendered" under the column headings "Principal Amount Tendered" (or, if nothing is indicated therein, with respect to the principal amount of Notes with respect to which the undersigned's consent is deemed given in connection with a tender of Notes) as permitted by the Indenture and the Registration Agreement relating to the Notes. The undersigned understands that the consent provided hereby shall remain in full force and effect unless and until such consent is revoked in accordance with the procedures set forth in the Offering Circular and this Note Consent and Letter of Transmittal. The undersigned understands that after the Expiration Date, no consents may be revoked. The undersigned understands that although the Supplemental Indenture with respect to the Notes providing for the Proposals will have been executed by the parties thereto on the Expiration Date, the Proposals will not become operative until the validly tendered Notes are accepted for exchange by the Company on the Expiration Date.

  The undersigned acknowledges that all the foregoing conditions are for the sole benefit of the Company and may be asserted by the Company regardless of the circumstances giving rise to such conditions and may be waived by the Company, in whole or in part, at any time and from time to time, in the sole discretion of the Company. The failure by the Company at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. If any of the conditions set forth in this section shall not be satisfied, the Company may, subject to applicable law,
(i) terminate the Note Exchange Offer and return all Notes tendered pursuant to the Note Exchange Offer to tendering holders; (ii) extend the Note Exchange Offer and retain all tendered Notes until the Expiration Date for the extended Note Exchange Offer; (iii) amend the terms of the Note Exchange Offer or modify the consideration to be provided by the Company pursuant to the Note Exchange Offer; or (iv) waive the unsatisfied conditions with respect to the Note Exchange Offer and accept all Notes tendered pursuant to the Note Exchange Offer. Notwithstanding anything to the contrary, the Company may extend the period of the Note Exchange Offer in its sole discretion.

  In any such event, the tendered Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned as soon as practicable following the date on which the Note Exchange Offer is terminated or expires without any Notes being purchased thereunder, at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Payment Instructions" below.

  Subject to, and effective upon, the acceptance by the Company of the principal amount of Notes tendered hereby for exchange pursuant to the terms of the Note Exchange Offer, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Notes tendered hereby, waives any and all rights with respect to the Notes tendered hereby (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences with respect to the Notes) and releases and discharges any obligor or parent of any obligor of the Notes from any and all claims the undersigned may have now, or may have in the future, arising out of or related to the Notes, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent (with full knowledge that the Exchange Agent also acts as agent of the Company) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Notes, or transfer ownership of such Notes on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Notes for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of the Note Exchange Offer.

  The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such Notes will be subject to any adverse claim or right;
(ii) the undersigned owns the Notes being tendered hereby and is entitled to tender such Notes as contemplated by the Note Exchange Offer, all within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) the tender of such Notes complies with Rule 14e-4. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

  The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offering Circular under the caption "The Exchange Offer--Procedures for Tendering Notes" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Note Exchange Offer. The Company's acceptance of such Notes for exchange pursuant to the terms of the Note Exchange Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Note Exchange Offer. The undersigned has read and agrees to all terms and conditions of the Note Exchange Offer. Delivery of the enclosed Notes shall be effected, and risk of loss and title of such Notes shall pass, only upon proper delivery thereof to the Exchange Agent.

  All authority conferred or agreed to be conferred by this Note Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Note Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. NOTES TENDERED PURSUANT TO THE NOTE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. See the information set forth under the heading "The Exchange Offer-- Withdrawal of Tenders" in the Offering Circular.

  Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the Note Exchange Consideration with respect to Notes accepted for exchange, and return any certificates for Notes not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing in the box entitled "Description of Notes Tendered" (and, in the case of Notes tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please deliver the Note Exchange Consideration with respect to Notes accepted for exchange, together with any certificates for Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing in the box entitled "Description of Notes Tendered." If both the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, please issue the Note Exchange Consideration with respect to any Notes accepted for exchange, and return any certificates for Notes not tendered or not accepted for exchange, in the name(s) of, and deliver such Note Exchange Consideration and any such certificates to, the person(s) at the address(es) so indicated. Please credit any Notes tendered hereby and delivered by book-entry transfer, but which are not accepted for exchange, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box provisions of this Note Consent and Letter of Transmittal to transfer any Notes from the name of the registered holder(s) thereof if the Company does not accept any of such Notes for exchange pursuant to the terms of the Note Exchange Offer.

     SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS 1, 6, 7 AND 8)         (SEE INSTRUCTIONS 1, 6, 7 AND 8)

   To be completed ONLY if the               To be completed ONLY if
 certificates for Notes in a               certificates for Notes in a
 principal amount not tendered or          principal amount not tendered or
 not accepted for exchange, and/or         not accepted for exchange, and/or
 the certificates representing the         the certificates representing the
 Note Exchange Consideration, are          Note Exchange Consideration, are
 to be issued in the name of               to be sent to someone other than
 someone other than the                    the undersigned, or to the
 undersigned or if Notes delivered         undersigned at an address other
 by book-entry transfer not                than that shown above.
 accepted for purchase are to be
 returned by credit to a                    Deliver: [_]Notes
 participant number maintained at                    [_]Note Exchange
 the Book-Entry Transfer Facility                       Consideration to:
 other than the participant number          Name: ____________________________
 indicated above.                                       (PLEASE PRINT)

Issue: [_]Notes                             Address: _________________________
       [_]Note Exchange Consideration to:   __________________________________
                                                        (ZIP CODE)
 Name: ____________________________
           (PLEASE PRINT)                     PLEASE COMPLETE THE SUBSTITUTE
                                                       FORM W-9 BELOW
 Address: _________________________
 __________________________________
             (ZIP CODE)

   PLEASE COMPLETE THE SUBSTITUTE
           FORM W-9 BELOW

                               PLEASE SIGN HERE
              (To be completed by all tendering holders of Notes regardless of whether Notes are being physically delivered herewith)

 X __________________________________________________________________________
 X __________________________________________________________________________

              SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY
                             DATE         , 1998

 Must be signed by the registered holder(s) of the Notes tendered hereby exactly as their name(s) appear(s) on the certificate(s) for such Notes or, if tendered by a participant in one of the Book-Entry Transfer Facilities, exactly as such participant's name appears on a security position listing as the owner of the Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Note Consent and Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

 Name(s) ____________________________________________________________________
 ____________________________________________________________________________
                                (PLEASE PRINT)
 Capacity (full title) ______________________________________________________
 Address ____________________________________________________________________
 ____________________________________________________________________________
                             (INCLUDING ZIP CODE)
 Area Code and Telephone Number _____________________________________________
 Tax Identification or Social Security No. __________________________________
                             SIGNATURE GUARANTEE
                       (SEE INSTRUCTIONS 1 AND 6 BELOW)
 ____________________________________________________________________________
            (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)
 ____________________________________________________________________________
 (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                            ELIGIBLE INSTITUTION)
 ____________________________________________________________________________
                            (AUTHORIZED SIGNATURE)
 ____________________________________________________________________________
                                (PRINTED NAME)
 ____________________________________________________________________________
                                   (TITLE)

                                 INSTRUCTIONS

      FORMING PART OF THE TERMS AND CONDITIONS OF THE NOTE EXCHANGE OFFER

  1. Guarantee of Signatures. All signatures on this Note Consent and Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to herein as an "Eligible Institution") unless (a) this Note Consent and Letter of Transmittal is signed by the registered holder of the Notes tendered herewith (or by a participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of such Notes) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Note Consent and Letter of Transmittal has been completed or (b) such Notes are tendered for the account of an Eligible Institution. See Instruction 6.

  2. Delivery of Note Consent and Letter of Transmittal and Notes; Guaranteed Delivery Procedures. This Note Consent and Letter of Transmittal is to be used only if Notes tendered hereby are to be physically delivered to the Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility pursuant to the procedures set forth in the Offering Circular under the heading "The Note Exchange Offer--Procedures for Tendering Notes-- Book-Entry Transfer." All physically tendered Notes or confirmations of, or an Agent's Message with respect to, book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility, together with a properly completed and validly executed Note Consent and Letter of Transmittal (or facsimile or electronic copy thereof or an electronic agreement to comply with the terms thereof) and any other documents required by this Note Consent and Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the cover page hereof prior to the Expiration Date. If Notes are forwarded to the Exchange Agent in multiple deliveries, a properly completed and validly executed Note Consent and Letter of Transmittal must accompany each such delivery. The Company may elect to waive receipt of a written Note Consent and Letter of Transmittal if delivery is properly effected through a Book-Entry Transfer Facility.

  If a holder desires to tender Notes pursuant to the Note Exchange Offer and
(a) certificates representing such Notes are not immediately available, (b) time will not permit this Note Consent and Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holder may effect a tender of Notes in accordance with the guaranteed delivery procedure set forth in the Offering Circular under the caption "The Exchange Offer-- Procedures for Tendering Notes--Guaranteed Delivery."

  Pursuant to such procedure:

  (a) such tender must be made by or through an Eligible Institution;

  (b) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth on the cover page hereof, a properly completed and validly executed Notice of Guaranteed Delivery (by telegram, facsimile, mail or hand delivery) substantially in the form provided by the Company, setting forth the name and address of the registered holder and the principal amount or number of Notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery, this Note Consent and Letter of Transmittal validly executed (or a facsimile hereof), together with certificates evidencing the Notes (or confirmation of, or an Agent's Message with respect to, book-entry transfer of such Notes into the Exchange Agent's account with a Book-Entry Transfer Facility), and any other documents required by this Note Consent and Letter of Transmittal and these instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

  (c) this Note Consent and Letter of Transmittal or a facsimile hereof, properly completed and validly executed, with any required signature guarantees, certificates representing the Notes in proper form for transfer (or confirmation of book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility) and all other documents required by this Note Consent and Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of such Notice of Guaranteed Delivery.

  THE METHOD OF DELIVERY OF THIS NOTE CONSENT AND LETTER OF TRANSMITTAL , NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, THE MAILING SHOULD BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF NOTES WILL BE ACCEPTED. BY EXECUTION OF THIS NOTE CONSENT AND LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), ALL TENDERING HOLDERS WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR NOTES FOR PAYMENT.

  3. Inadequate Space. If the space provided herein under "Description of Notes Tendered" is inadequate, the certificate numbers of the Notes and the principal amount of Notes tendered should be listed on a separate schedule and attached hereto.

  4. Withdrawal of Tenders. Tenders of Notes may be withdrawn at any time until the Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after the expiration of 40 business days from the commencement of the Exchange Offer unless accepted for exchange prior to that date.

  Holders who wish to exercise their right of withdrawal with respect to the Note Exchange Offer must give written notice of withdrawal, delivered by mail or hand delivery or facsimile transmission, to the Exchange Agent at one of its addresses set forth on the cover page of this Note Consent and Letter of Transmittal prior to the Expiration Date or at such other time as otherwise provided for herein. In order to be effective, a notice of withdrawal must specify the name of the person who deposited the Notes to be withdrawn (the "Depositor"), the name in which the Notes are registered, if different from that of the Depositor, and the principal amount of the Notes to be withdrawn prior to the physical release of the certificates to be withdrawn. If tendered Notes to be withdrawn have been delivered or identified through confirmation of book-entry transfer to the Exchange Agent, the notice of withdrawal also must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Notes. The notice of withdrawal must be signed by the registered holder of such Notes in the same manner as the applicable Note Consent and Letter of Transmittal (including any required signature guarantees), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such Notes. Withdrawals of tenders of Notes may not be rescinded, and any Notes withdrawn will be deemed not validly tendered thereafter for purposes of the Note Exchange Offer. However, properly withdrawn Notes may be tendered again at any time prior to the Expiration Date by following the procedures for tendering not previously tendered Notes described elsewhere herein.

  If the Company is delayed in its acceptance for conversion and payment for any Notes or is unable to accept for conversion or convert any Notes pursuant to the Note Exchange Offer for any reason, then, without prejudice to the Company's rights hereunder, tendered Notes may be retained by the Exchange Agent on behalf of the Company and may not be withdrawn (subject to Rule 13e-4(f)(5) under the Exchange Act, which requires that the issuer making the tender offer pay the consideration offered, or return the tendered securities, promptly after the termination or withdrawal of a tender offer), except as otherwise permitted hereby.

  5. Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry Transfer). Tenders of Notes will be accepted only in integral multiples of $1,000 principal amount. The aggregate principal amount of all Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If tenders of Notes are made with respect to less than the entire principal amount of Notes delivered herewith, certificate(s) for the principal amount of Notes not tendered will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Note Consent and Letter of Transmittal.

  6. Signatures on Note Consent and Letter of Transmittal; Bond Powers and Endorsements. If this Note Consent and Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such Notes without alteration, enlargement or any other change whatsoever. If this Note Consent and Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

  If any Notes tendered hereby are owned of record by two or more persons, all such persons must sign this Note Consent and Letter of Transmittal.

  If any Notes tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Note Consent and Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Notes.

  If this Note Consent and Letter of Transmittal is signed by the registered holder of Notes tendered hereby, no endorsements of such Notes or separate bond powers are required, unless the Note Exchange Consideration is to be issued to, or Notes not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s), in which case the Notes tendered hereby must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Notes (and with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing as the owner of the Notes). Signatures on such Notes and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Note Consent and Letter of Transmittal is signed by a person other than the registered holder(s) of the Notes tendered hereby, the Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates representing such Notes. Signatures on such Notes and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Note Consent and Letter of Transmittal or any Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Note Consent and Letter of Transmittal.

  7. Transfer Taxes. Except as otherwise provided in this Instruction 7, the Company will pay all transfer taxes with respect to the delivery and conversion of Notes pursuant to the Note Exchange Offer. If, however, issuance of the Note Exchange Consideration is to be made to, or Notes not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Note Exchange Consideration unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Notes tendered hereby.

  8. Special Payment and Delivery Instructions. If the Note Exchange Consideration with respect to any Notes tendered hereby is to be issued, or Notes not tendered or not accepted for exchange are to be issued, in the name of a person other than the person(s) signing this Note Consent and Letter of Transmittal or to the person(s) signing this Note Consent and Letter of Transmittal but at an address other than that shown in the box entitled "Description of Notes Tendered," the appropriate boxes in this Note Consent and Letter of Transmittal must be completed. All Notes tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Notes were delivered.

  9. Taxpayer Identification Number. Each tendering holder is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN"), generally, the holders' social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

  A holder must cross out Item (Y) of Part 3 in the Certification box of Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 31% federal income tax backup withholding on the reportable payments made to the holder or other payee with respect to Notes exchanged pursuant to the Note Exchange Offer. The box in Part 1(b) of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 1(b) is checked and the Exchange Agent is not provided with a TIN within 60 days, thereafter the Exchange Agent will hold 31% of all reportable payments until a TIN is provided to the Exchange Agent.

  10. Conflicts. In the event of any conflict between the terms of the Offering Circular and the terms of this Note Consent and Letter of Transmittal, the terms of the Offering Circular will control.

  11. Mutilated, Lost, Stolen or Destroyed Notes. Any holder of Notes, whose Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address and telephone number indicated on the back cover page for further instructions.

  12. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Exchange Agent at its address set forth below or from the tendering registered holder's broker, dealer, commercial bank or trust company. Additional copies of the Offering Circular, this Note Consent and Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent.

  13. Determination of Validity. All questions as to the form of all documents, the validity (including time of receipt) and acceptance of tenders of the Notes will be determined by the Company, in its sole discretion, the determination of which shall be final and binding. Alternative, conditional or contingent tenders of Notes will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Notes that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes. If the Company waives its right to reject a defective tender of Notes, the holder will be entitled to the Note Exchange Consideration. The Company's interpretation of the terms and conditions of the Note Exchange Offer (including the instructions in the Note Consent and Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. None of the Company, the Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes, or will incur any liability to holders for failure to give any such notice.

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a holder whose tendered Notes are accepted for exchange is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments of Note Exchange Consideration may be subject to backup withholding.

  Certain holders (including, among others, corporations) are not subject to these backup withholdings and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on reportable payments made with respect to Notes accepted for conversion pursuant to the Note Exchange Offer, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or
(c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

  The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the holder of the Notes tendered hereby. If the Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

             PAYOR'S NAME: U.S. TRUST COMPANY OF CALIFORNIA, N.A.

-------------------------------------------------------------------------------

                        PART 1(A)--PLEASE PROVIDE
                        YOUR TIN IN THE BOX AT         ----------------------
                        RIGHT AND CERTIFY BY           Social Security Number
                        SIGNING AND DATING BELOW.                OR

 SUBSTITUTE
 FORM W-9

 DEPARTMENT OF
 THE TREASURY           PART 1(B)--PLEASE CHECK THE    ----------------------
 INTERNAL               BOX AT THE RIGHT IF YOU        Employer Identification
 REVENUE                HAVE APPLIED FOR, AND ARE             Number(s)
 SERVICE                AWAITING RECEIPT OF, YOUR
                        TIN [_]

                       --------------------------------------------------------

 PAYOR'S REQUEST        PART 2--FOR PAYEES EXEMPT FROM
 FOR TAXPAYER           BACKUP WITHHOLDING PLEASE WRITE
 IDENTIFICATION         "EXEMPT" HERE (SEE
                        INSTRUCTIONS)
 NUMBER ("TIN")         PART 3--CERTIFICATION--UNDER THE PENALTIES OF
                        PERJURY, I CERTIFY THAT:
                        -------------------


                       --------------------------------------------------------
                        (X) The number shown on this form is my correct TIN
                        (or I am waiting for a number to be issued for me), and (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or
                        (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                       --------------------------------------------------------
                        SIGNATURE _______________________  DATE ______________

-------------------------------------------------------------------------------

 CERTIFICATION INSTRUCTIONS--You must cross out item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y) of Part 3. (Also see Certification under Specific Instructions in the enclosed Guidelines.)


 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor, 31 percent of all payments made to me pursuant to this offer shall be retained until I provide a tax identification number to the payor and that, if I do not provide my taxpayer identification number within sixty
 (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a taxpayer identification number.

 SIGNATURE ___________________________________________________  DATE


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               The Exchange Agent for the Note Exchange Offer is:

                     U.S. Trust Company of California, N.A.
                  c/o United States Trust Company of New York
                       P.O. Box 841, Peter Cooper Station
                            New York, NY 10276-0841

              Bankers and Brokers and Others Call: (800) 225-2398